UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 6, 2011
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31390

Delaware	06-1195422
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 6, 2011, PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm of Christopher & Banks Corporation (the “Company”), was dismissed by the Company.  On June 6, 2011, the Company engaged KPMG LLP (“KPMG”) as its independent registered public accounting firm for the fiscal year ending March 3, 2012.  The dismissal of PwC and the engagement of KPMG were approved by the Audit Committee of the Company’s Board of Directors based on a review process conducted by the Company to select a firm to serve as the Company’s independent registered public accounting firm for fiscal 2012.

PwC’s reports on the consolidated financial statements of the Company as of and for the fiscal years ended February 26, 2011 and February 27, 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended February 26, 2011 and February 27, 2010 and the interim period through June 6, 2011 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods, and (ii) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PwC with a copy of this Form 8-K Report and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree.  A copy of PwC’s letter is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended February 26, 2011 and February 27, 2010 and through the date the Company engaged KPMG, neither the Company, nor anyone acting on its behalf, consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matters that were either the subject of a disagreement (as defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions in Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(l)(v) of Regulation S-K).

In its decision to engage KPMG, the Audit Committee reviewed auditor independence and existing commercial relationships with KPMG, and concluded that KPMG has no commercial relationship with the Company that would impair its independence.

Item 9.01(d)  Exhibits.

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 10, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

	By:	/s/ Michael J. Lyftogt
Michael J. Lyftogt
Senior Vice President, Chief Financial Officer

Date: June 10, 2011

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 10, 2011.